UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 23, 2020

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7000 W. Palmetto Park Rd., Suite 505

Boca Raton, FL 33433

(Address of Principal Executive Offices)

(855) 345-9467

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2020, Simplicity Esports and Gaming Company (the “Company”) held its 2020 virtual annual meeting of stockholders to vote on the following matters:

1. Election of directors

Each of the following three nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of two years, until the 2022 annual meeting of stockholders and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Votes
Jed Kaplan	5,258,144	4,851	580,388

William H. Herrmann, Jr.	5,258,344	4,651	580,388

Max Hooper	5,258,144	4,851	580,388

2. Approval of amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s outstanding shares of common stock, at a ratio of no less than 1-for-2 and no more than 1-for-10, with such ratio to be determined by the sole discretion of the Board of Directors, with any fractional shares being rounded up to the next higher whole shares (the “Reverse Split”)

Stockholders approved the Reverse Split, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,775,643	60,384	7,356	—

3. Approval of amendment to the Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 20,000,000 to 36,000,000 (the “Increase in Authorized Shares”)

Stockholders approved the Increase in Authorized Shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,614,491	221,536	7,356	—

4. Approval of Simplicity Esports and Gaming Company 2020 Omnibus Incentive Plan (the “Omnibus Plan”)

Stockholders approved the Omnibus Plan, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,227,266	24,076	11,653	580,388

5. Approval of executive compensation (non-binding advisory vote)

Stockholders provided advisory approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,229,459	21,848	11,688	580,388

6. Approval of frequency of executive compensation (non-binding advisory vote)

Stockholders provided advisory approval of holding the executive compensation advisory votes every three years, in accordance with the voting results listed below.

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Votes
4,862,646	3,900	51,522	344,927	580,388

7. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of Prager Metis CPA’s LLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
5,834,395	1,632	7,356	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLICITY ESPORTS AND GAMING COMPANY

Date: June 25, 2020	By:	/s/ Jed Kaplan
Jed Kaplan
Chief Executive Officer and interim Chief Financial Officer